10 (i) (c)
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                            STOCK EXCHANGE AGREEMENT

         THIS STOCK EXCHANGE AGREEMENT (this "Agreement") is made this 30th day of September 1996, by and between TAC, Inc. ("TAC") a Utah corporation and BRIA Communications Corporation ("BRIA"), a New Jersey corporation with its principal place of business at 147-17 Newport Avenue, Nephosit New York, 11694, collectively referred to hereinafter as the "Parties."

                                    PREMISES

A. WHEREAS, TAC desires to exchange 300,000 shares of restricted stock ("TAC Stock") in exchange for 1,500,000 shares of BRIA Class A Common Stock ("BRIA Stock"), restricted pursuant to Rule 144 under the Securities Act of 1933, as amended;

B. WHEREAS, BRIA desires to exchange 1,500,000 shares of BRIA Stock in exchange for 300,000 shares of TAC Stock;

B. WHEREAS, TAC and BRIA desire to exchange their respective shares in a private transaction not involving a public offering as that term is used in Section 4(2) of the Securities Act of 1933, as amended, (the "Securities Act").

                                    AGREEMENT

         BASED on the above Premises, which are hereby incorporated and in consideration of the mutual promises contained herein, the benefits to be derived by the Parties hereunder and other good and valuable consideration, the sufficiency of which is hereby expressly acknowledged, BRIA and TAC agree as follows:

1.       DELIVERY OF THE SHARES

         Within 30 days of the date of closing as defined below, the parties will deliver the respective shares to an Escrow Agent acceptable to both parties.

2.       EFFECTIVE DATE AND CLOSING

         The Closing shall be upon such date as the parties have satisfied their respective obligations and covenants contained herein, but shall not be later than September 30, 1996.

4.       MUTUAL REPRESENTATIONS AND WARRANTIES OF TAC AND BRIA

         The parties herein hereby mutually represent and warrant:

          A. Authority. This Agreement has been duly executed by the parties herein. The execution and performance of this Agreement will not violate or result in a breach of, or constitute a default in any agreement, instrument, judgement, order or decree to which either party is a party or to which either party is subject.

          B. Organization. BRIA Communications Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of New Jersey and it has all corporate power necessary to engage in the business in which it presently engages. TAC is a corporation duly organized, validly existing and in good standing under the laws of the state of Utah and it has all corporate power necessary to engage in the business in which it presently engages

          C. Litigation. The party's respective shares are not subject to any claims or causes of action and the parties are not defendants, nor plaintiffs against whom counterclaims have been asserted or reduced to judgement in any pending litigation that would affect this transaction. There are no proceedings threatened or pending before any federal, state or municipal governments, or any department, board, body or agency thereof, involving the TAC shares or the BRIA shares as of the date hereof.
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          D.   Legal  Status.  The  shares  of the  parties  are not  issued  in violation of the preemptive rights of any person or of any agreement to which either party is bound.

          E. No Beneficial Interest. The shares of the parties are not subject to any interest or right of any third person.

          F. Compliance. The parties will transfer its shares in compliance with applicable laws concerning form, content and manner of preparation and execution.

          G. No Encumbrances. The parties will deliver their respective shares free and clear of any security interest, liens, restriction or encumbrances and each warrants that it has the full right and power to assign its interest in such shares and enter into and carry out this Agreement subject to satisfaction of SEC Rule 144 and any other similar rules, laws or regulations affecting the transferability of securities.

          H. Transfer. Each party agrees to warrant and forever defend the title to its respective shares delivered to the other party, its successor and assigns.

          I. Information. No representation or warranty contained herein, nor statement in any document, certificate or schedule furnished or to be furnished pursuant to this Agreement by either party in connection with the transaction contemplated hereby, contains or contained any untrue statement of a material fact, nor does or will omit to state a material fact necessary to make any statement of fact contained herein not misleading.

          J. Security Compliance. The parties herein represent to each other that:

               (i) The shares being exchanged is a private transaction and for investment purposes and not with a view to public resale or distribution.

               (ii) Neither will sell, transfer or otherwise dispose of the said
                    shares  being  exchanged   except  in  compliance  with  the
                    Securities Act.

               (iii)Each  party  acknowledges  that it has been  furnished  with disclosure documents which each feel are necessary to make an economic decision to enact this stick exchange.

               (iv) Each party is fully aware of the  applicable  limitations on the resale of the securities. The TAC shares being received by BRIA are subject to the restrictions as set forth in Rule 144 of the Securities Act of 1933.

                    The BRIA  shares  being  received  by TAC are  being  issued pursuant to Rule 144 of the Securities Act of 1933

               (v) By reason of the parties knowledge and experience in financial and business matters in general, and investments in particular, the parties herein are capable of evaluating the merits and bearing the economic risks of an investment in the securities and fully understands the speculative nature of the securities and the possibility of loss.

               (vi) The present financial condition of both parties is such that neither is under a present or contemplated need to dispose of any portion of the securities to satisfy an existing or contemplated undertaking, need or indebtedness.
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               (vii)Any and all certificates  representing  the securities,  any and all securities issued in replacement thereof or in exchange therefore, may bear the following legend, which each party has read and understands:

                         The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Securities Act") and are "restricted shares" as that term is defined in Rule 144 under the Securities Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective Registration Statement under the Securities Act or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company.

          K. Financial Advisors. Each party, in making its decision to acquire the respective shares of the other party's shares, relied on solely on the advice of its principals, or its financial advisors and no on advice given by the agents, principals, consultants or employees of the other party.


4.       PRIVATE TRANSACTION

         The parties herein hereby represent and warrant to each other that the exchange of said shares is being made for investment only and neither intends to sell, hypothecate, give or otherwise dispose of any restricted shares transferred herein or any interest therein for distribution to the public. The parties acknowledge that this representation and warranty constitute the basis upon which the other party is induced to enter into and perform its obligations under this Agreement.

5.       TERMINATION

         Either party may terminate this Agreement anytime prior to the date of Closing if there is any actual or threatened action or proceeding by or before any court or any other governmental body which seeks to restrain, prohibit, or invalidate the transactions which the Agreement contemplates and which, in the judgement of the party giving notice to terminate and based upon the advise of legal counsel, makes it inadvisable to proceed with the transactions which this Agreement contemplates.

6.       MISCELLANEOUS

          A. Entire Agreement. This instrument sets forth the entire agreement between the Parties hereto and no prior written or oral statement or agreement shall be recognized or enforced.

          B. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect. The clauses and provisions which the Court determines are void, illegal or unenforceable shall be limited so that they remain in effect to the extent permissible by law.

          C. Assignment. None of the Parties may assign this Agreement without the express written consent of the other Party. However, if the other Party consents to the assignment, such assignment will bind and inure to the benefit of the assignee.

          D. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Utah, the state in which this Agreement will be performed.

          E. Venue. To the extent permitted by law, the Parties agree that the federal and local courts in Utah shall have exclusive personal and subject matter jurisdiction and venue for any claim or dispute between the Parties, irrespective of the nature or source of the claim or dispute. The Parties made this arrangement because: the Parties mutually desire to remove uncertainty as to such matters; one or more of the Parties and their property are located in Utah; and this Agreement has been negotiated and executed and will be performed in Utah.
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          F.   Waiver of Jury Trial. To the extent permitted by law, the Parties hereby irrevocably waive a jury trial in the event of litigation. The Parties included this provision because of the cost and delay of a jury trial and because the Parties believe that a jury trial would not be necessary to resolve any dispute or claim between them.

          G. Attorney's Fees. If either Party institutes legal action or other proceeding (including, but not limited to, arbitration) to enforce or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the Parties, the successful or prevailing Party will be entitled to recover reasonable attorney's fees. Attorney's fees shall include fees for appeals, collections and other expenses incurred in such action or proceeding. Legal fees shall be awarded in addition to any other relief to which the prevailing Party may be entitled.

          H. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer, any rights or remedies upon any person other than the Parties hereto and their successors.

          I. Counterparts. The Parties understand and agree that they may execute this Agreement in any number of identical counterparts, via facsimile or mail. Each counterpart shall be deemed an original for all purposes.

          J. Further Assurances. At any time and from time to time, after the date of this Agreement, each Party will execute such additional instruments and take such actions as are reasonably necessary to confirm or perfect title to the TAC Shares or the BRIA Shares or otherwise to carry out the intent and purposes of this Agreement.

          L. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right or remedy at law, or in equity, and may be enforced concurrently herewith. No waiver by any Party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, the Agreement may be amended by a writing signed by both parties. Any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

          M. Headings. The section and subsection headings in this Agreement are inserted for convenience only. In the event of a conflict between a heading and the text of this Agreement, the text shall control the meaning and interpretation of this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Stock Exchange Agreement as to the date above first noted.



         "TAC, Inc."                   BRIA Communications Corporation


       /s/ Richard Surber                      /s/ Richard Lifschutz
    Richard Surber, President               Richard Lifschutz, President